Events occurring after the reporting period	12 Months Ended
Dec. 31, 2018
Disclosure of events after reporting period [Abstract]
Disclosure of events after reporting period [text block]
Events occurring after the reporting period

▪Acquisitions

In January 2019, the Company acquired from CHS Argentina, the 50% of CHS Agro S.A. After this acquisition, we own 100% the CHS Agro S.A. Afterwards, the name of the Company changed to Girasoles del Plata S.A. The consideration for this operation was negligible.

In January 2019, the Company acquired 100% of Olam Alimentos S.A. which main asset is a peanuts  processing facility located in the Province of Córdoba, (currently Mani del Plata S.A.)  from Olam Argentina S.A. and Olam International Ltd.  for a total consideration of US$ 10 millions; which payment was agreed to make in 3 annual instalments. The first payment was made on the closing date.

In February 2019, the Company acquired two dairy facilities from SanCor, one in Chivilcoy, Province of Buenos Aires, which process fluid milk and an other one in Morteros, Province of Cordoba, which produces powder milk and cheese. Together with this 2 plants, we acquired the brands Las Tres Niñas and Angelita. The total consideration for this operations was US$ 47 million, which has already been disbursed.

The Company is currently evaluating the impacts of the precedent transactions.

▪Disposals

In January 2019, the Group completed the sale of Q065 Negócios Imobiliários Ltda., a wholly owned subsidiary , which main underlying asset is the Alto Alegre Farm, for a selling price of US$ 16.6 million (Reais 62.5 million), of which US$ 0.8 million (Reais 2.9 million) has already been collected and the balance will be collected in seven annual installments starting in June 2019. This transaction resulted in a gain of US$ 9.3 million, that wiill be shown in the line “Other operating income, net” under the line item “Gain from the sale of farmland and other assets”.